UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of the Securities
     Exchange Act of 1934

     Filed by the Registrant [x]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ]  Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
     [x]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                  PUBLICKER INDUSTRIES INC.

       (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [ ]  $ 125     per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
                         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
     [ ]  $ 500     per each party to the controversy pursuant to Exchange
                         Act Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                    (1)       Title of each class of securities to
                                   which transaction applies:

                              N/A

                    (2)       Aggregate number of securities to
                                   which transaction applies:

                              N/A

                    (3)       Per unit price or other underlying
                                   value of transaction computed
                                   pursuant to Exchange Act Rule 0-11
                                   (Set forth the amount on which the
                                   filing fee is calculated and state
                                   how it was determined):

                              N/A

                    (4)       Proposed maximum aggregate value of
                                   transaction:

                              N/A

                    (5)       Total fee paid:

                              N/A

     [x]       Fee paid previously with preliminary materials.
     [ ]       Check box if any part of the fee is offset as provided
                    by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    (1)       Amount Previously Paid:



                    (2)       Form, Schedule or Registration Statement
                                   No.:



                    (3)       Filing Party:




                    (4)       Date Filed:

PUBLICKER INDUSTRIES INC.
     Notice of 1996 Annual Meeting of Shareholders





                                                  July 22, 1996


     To the Shareholders of Publicker Industries Inc.

          NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of
     Shareholders of Publicker Industries Inc. (the "Company") will be held at The Carlyle Hotel, 35 East 76th Street, East Trianon Suite, Second Floor, New York, New York on Wednesday, August 21, 1996 at 10:00 a.m. for the following purposes:

         1. To elect six directors to hold office until the annual meeting of shareholders to be held in 1997 and until their respective successors shall be duly elected and qualified;

          2. To consider and act upon a proposal to approve a Plan of Asset Transfer authorizing the sale of the Company's Masterview Window Company, Inc. and Greenwald Industries, Inc.
                subsidiaries or the property or assets thereof on such terms and conditions (including the consideration to be received by the Company) as may be determined by the Company's Board of
                 Directors, in its sole discretion;

          3. To consider and act upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the aggregate number of authorized shares of the Company's common stock, par value $.10 per share, from 30,000,000 to 40,000,000;

          4. To ratify the selection of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 1996; and

          5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on June 24, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments.


                                             By Order of the Board of
     Directors




                                             ANTONIO L. DELISE,
     Secretary










     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CAN NOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED
          IN YOUR NAME.


                    PUBLICKER INDUSTRIES INC.
                     1445 East Putnam Avenue
                Old Greenwich, Connecticut  06870

                         (203) 637-4500



     PROXY STATEMENT

     ANNUAL MEETING OF SHAREHOLDERS
     August 21, 1996


          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Publicker Industries Inc., a Pennsylvania corporation (the "Company"), to be voted at the 1996 Annual Meeting of Shareholders of the Company referred to in the foregoing Notice (the "Annual Meeting"). All proxies received pursuant to this solicitation will be voted, and, where a choice is specified as to the proposal described in the foregoing Notice, they will be voted in accordance with that specification. If no choice is specified with respect to any proposal, the proxy will be voted in favor of such proposal. Shareholders who execute proxies may revoke them at any time before they are voted by written notice delivered to the Secretary of the Company. The Company anticipates that mailing of the proxy material to shareholders will commence on or about July 22, 1996.

              RECORD DATE AND VOTING SECURITIES

          Only holders of Common Stock of record at the close of business on June 24, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. On that date the Company had outstanding and entitled to vote 15,441,785 shares of Common Stock, par value $.10 per share (the "Common Stock"). Each outstanding share entitles the record holder to one vote on each matter. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not.

       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          The following table sets forth, as of May 31, 1996, except as otherwise noted, the beneficial ownership of the Company's Common Stock by each person who owns of record or is known by the Company to own beneficially more than 5% of the Common Stock of the Company.

                                        Amount and Nature of
Name and Address of Beneficial Owner  Beneficial Ownership(1)  Percent of Class
     Harry I. Freund                     2,104,022  (2)             12.4%
     c/o Balfour Investors, Inc.
     620 Fifth Avenue
     Rockefeller Center
     New York, NY  10020

     Jay S. Goldsmith                    2,105,522  (3)              12.4%
     c/o Balfour Investors, Inc.
     620 Fifth Avenue
     Rockefeller Center
     New York, NY  10020

     R. Weil & Associates, L.P.,          1,731,900  (4)              11.3%
     Appleton Associates L.P. and
     Ralph Weil
     c/o R. Weil & Associates
     2 Crossfield Avenue
     West Nyack, NY  10994

     Foreign & Colonial Management       1,233,750  (5)                  8.0%
     Limited and Hypo Foreign &
     Colonial Management (Holdings)
     Limited
     Exchange House
     Primrose Street
     London EC2 ANY, England

     (1) Calculated in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

  (2) Includes shares of Common Stock which may be acquired by Mr. Freund within 60 days as follows: 375,000 shares through the exercise of stock options and l,064,960 shares through the exercise of stock purchase warrants. Also includes 314,125 shares that may be deemed to be owned beneficially by Mr. Freund which are held by Balfour Investors Inc. ("Balfour") for its clients in discretionary accounts, as to which Mr. Freund disclaims beneficial ownership. Messrs. Freund and Goldsmith are Chairman and President, respectively, and the only shareholders of Balfour. The discretionary clients of Balfour have the sole power to vote and direct the vote of the shares held in their account. Balfour and its discretionary clients have shared power to dispose of or direct the disposition of the shares held in such clients' accounts. At present, Balfour has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Company's Common Stock for all of its discretionary clients. Also includes options to purchase 200,000 shares of Common Stock held by Mr. Freund, the expiration of which has been extended by five years to April 12, 2000.

  (3) Includes shares of Common Stock which may be acquired by Mr. Goldsmith within 60 days as follows: 375,000 shares through the exercise of stock options and 1,034,240 shares through the exercise of stock purchase warrants. Also includes 1,500 shares of Common Stock and 30,720 shares which may be acquired through the exercise of stock purchase warrants over which Mr. Goldsmith has shared voting and investment power but as to which he disclaims any beneficial interest, and includes 314,125 shares that may be deemed to be owned beneficially by Mr. Goldsmith which are held by Balfour for its clients in discretionary accounts as to which Mr. Goldsmith disclaims beneficial ownership (see Note 2 above). Also includes options to purchase 200,000 shares of Common Stock held by Mr. Goldsmith, the expiration of which has been extended by five years to April 12, 2000.

  (4)  Based on a statement on Schedule 13D filed with the Securities and
       Exchange Commission on August 31, 1995.   Includes 1,673,700 shares
       owned by a group consisting of R. Weil & Associates L.P., Appleton Associates L.P. and Ralph Weil. These parties affirm that there is no formal arrangement among them or among any of the other persons or entities named in the Schedule 13D with respect to the Common Stock of the Company. Mr. Weil has the power to vote and direct the vote and the power to dispose or to direct the disposition of these shares. Also includes 58,200 shares as to which Mr. Weil has shared voting and disposition power but as to which he disclaims any beneficial interest.

  (5) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on February 3, 1995. Foreign & Colonial Management Limited and Hypo Foreign & Colonial Management (Holdings) Limited have shared power to vote and direct the vote and shared power to dispose or to direct the disposition of such shares.


                    PROPOSAL 1.

                    ELECTION OF DIRECTORS

          At the Annual Meeting, six directors are to be elected to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. In order to be elected, each nominee must receive a plurality of the votes cast at the Annual Meeting.

          Unless otherwise directed, proxies given to the persons named in the enclosed proxy pursuant to this solicitation will be voted for the election as directors of Messrs. Freund, Goldsmith, Herman, Cohn, Schafran and Weis. If any such nominee should become unavailable for any reason, which the Board of Directors has no reason to anticipate, the proxy holders reserve the right to substitute another person of their choice in his place.

          All of the persons named in the enclosed proxy are currently directors of the Company, having been elected by the shareholders at the Company's last annual meeting. See "Employment and Change in Control Agreements."

          Set forth below as to each director nominated for reelection as a director of the Company is information regarding age (as of May 31, 1996), position with the Company, principal occupation, business experience, period of service as a director of the Company and directorships currently held in public corporations.

          HARRY I. FREUND: Age 56; Director of the Company since April 12, 1985. Chairman of the Board since December 1985. Since 1975, Mr. Freund has been Chairman of Balfour Investors Inc. (formerly known as Balfour Securities Corporation), a merchant banking firm that had previously been engaged in a general brokerage business. Mr. Freund is also Vice Chairman of the Board of Directors of Glasstech, Inc.

          JAY S. GOLDSMITH: Age 52; Director of the Company since April 12, 1985. Vice Chairman of the Board since December 1985. Since 1975, Mr. Goldsmith has been President of Balfour Investors Inc. Mr. Goldsmith is also Chairman of the Board of Directors of Glasstech, Inc.

          DAVID L. HERMAN: Age 82; Director of the Company since April 12, 1985. Mr. Herman was President and Chief Executive Officer of the Company from March 31, 1986 until March 8, 1995. Prior to 1986, Mr. Herman was an independent consultant advising clients on the reorganization of businesses and potential acquisitions. Prior thereto, Mr. Herman was the sole owner of Darman Tool and Manufacturing Company, a private company engaged in the manufacture of appliances and photocopying machines.

          CLIFFORD B. COHN: Age 44; Director of the Company since July 31, 1980. Vice President of Government Affairs of the Company from
     April 1, 1982 to November 20, 1984. Since 1977, Mr. Cohn has been engaged in the private practice of law in Philadelphia, Pennsylvania. Mr. Cohn is a director of Glasstech, Inc.

          L. G. SCHAFRAN: Age 57; Director of the Company since December 3, 1986. Mr. Schafran is the Managing General Partner of L. G.
     Schafran & Associates, a real estate investment and advisory firm established in October 1984. For more than five years prior thereto, Mr. Schafran was a senior officer in The Palmieri Company, specializing in the acquisition, management and disposition of distressed properties. Mr. Schafran is a director of Glasstech, Inc., Capsure Holdings Corp., OXiGENE, Inc., Dart Group Corp. and its two publicly traded affiliates: Trak Auto Corp. and Crown Books Corp. Mr. Schafran is also a trustee of National Income Realty
     Trust, Chairman of the Board of Delta-Omega Technologies, Inc. and Chairman of the Executive Committee of Dart Group Corp.

          JAMES J. WEIS: Age 47; President, Chief Executive Officer and Director of the Company since March 8, 1995. Mr. Weis joined the Company in September 1984 as Assistant to the President and was elected Vice President in November 1984, Chief Financial Officer and Secretary in April 1986, Executive Vice President - Finance in August 1989 and President, Chief Executive Officer and Director in March 1995.

          The Board of Directors recommends a vote FOR each of Messrs. Freund, Goldsmith, Herman, Cohn, Schafran and Weis for election as directors of the Company.

        INFORMATION CONCERNING THE BOARD OF DIRECTORS

          Directors who were not officers of the Company, other than Messrs. Freund and Goldsmith, are paid $2,500 per month for services as directors and, in addition, $750 per day for each meeting of the Board or of shareholders that they attended without regard to the number of meetings attended each day.

          Pursuant to informal arrangements with the Company, Messrs. Freund and Goldsmith each receive annual compensation at the rate of $325,000 per year as Chairman and Vice Chairman of the Board, respectively, and for providing certain services described below. The arrangements have indefinite terms and are terminable at any time by either party. The compensation received by them is approved from time to time by the Directors Compensation Committee of the Board of Directors, consisting of David L. Herman, Clifford B. Cohn and L.G. Schafran.

          Messrs. Freund and Goldsmith provide advice and counsel to the Company on a variety of strategic and financial matters, including business acquisitions and divestitures, raising capital and
     shareholder relations.   Messrs. Freund and Goldsmith do not render
     any services in connection with the day-to-day operations of the Company. Services are provided on a less than full time basis, with the amount of time varying depending on the activities in which the Company is engaged from time to time. The arrangements with the Company do not provide for a minimum amount of time to be spent on Company matters.

          Messrs. Freund, Goldsmith, Herman and Weis are each party to an agreement with the Company providing for payments to them under certain circumstances following a change in control of the Company. See "Employment and Change in Control Agreements."

          On March 8, 1995, following Mr. Herman's retirement as President of the Company, the Company and Mr. Herman entered into an informal Consulting Agreement pursuant to which Mr. Herman will render consulting services to the Board of Directors of the Company. The Consulting Agreement has an indefinite term and provides for a monthly consulting fee at a rate of $80,000 per year. The services to be rendered to the Company by Mr. Herman include consultation on acquisitions and divestitures, litigation, including the Company's environmental litigation, and other matters. The Consulting Agreement is terminable at any time by the Company or Mr. Herman.

          The Company and Balfour Investors Inc. ("Balfour"), are parties to a License Agreement, dated as of October 26, 1994, with respect to a portion of the office space leased by the Company in New York City. Harry I. Freund and Jay S. Goldsmith are Chairman and President, respectively, and the only shareholders of Balfour. The term of the License Agreement commenced on January 1, 1995 and will expire on June 30, 2004, unless sooner terminated pursuant to law or the terms of the License Agreement. The License Agreement provides for Balfour to pay the Company an amount equal to 30% of the rent paid by the Company under its lease, including base rent, electricity, water, real estate tax escalations and operation and maintenance escalations. In addition, Balfour has agreed to reimburse the Company for 30% of the cost of insurance which the Company is obligated to maintain under the terms of its lease with respect to the premises. The base rent payable by Balfour under the License Agreement is $5,618 per month through September 30, 1999 and $6,045 per month thereafter.

          Directors of the Company are elected at each annual meeting of shareholders to hold office until the next annual meeting of shareholders, and executive officers are elected to hold office until the first meeting of directors following the next annual meeting of shareholders or until their successors are sooner elected by the Board and qualified.

          During 1995 there were 14 meetings of the Board of Directors of the Company. The Board of Directors has various committees, including an Audit Committee, a Compensation Committee, a Directors Compensation Committee and a Nominating Committee. During 1995, each of the Directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees of which each such Director was a member.

          The Audit Committee of the Board of Directors reviews with the Company's independent public accountants the plan and scope of the audit for each year, as well as the results of each audit when completed and the accountants' fee for services performed. The Audit Committee also reviews with management and with the independent accountants the Company's internal control procedures. The Audit Committee is composed of members of the Board of Directors who are not otherwise officers or employees of the Company. The present members of the Audit Committee are L. G. Schafran (Chairman), Harry I. Freund and Jay S. Goldsmith. The Audit Committee met two times during 1995.

          The Compensation Committee of the Board of Directors, which consists entirely of outside directors, reviews the compensation of key employees of the Company. The present members of the Compensation Committee are Jay S. Goldsmith (Chairman), Clifford B. Cohn and L. G. Schafran. The Compensation Committee met two times during 1995.

          The Directors Compensation Committee of the Board of Directors reviews the compensation of directors of the Company. The present members of the Directors Compensation Committee are David L. Herman (Chairman), Clifford B. Cohn and L. G. Schafran. The Directors Compensation Committee met once during 1995.

          The Nominating Committee of the Board of Directors advises and makes recommendations to the Board of Directors on the selection of candidates as nominees for election as directors. The members of the Nominating Committee are David L. Herman (Chairman), Jay S. Goldsmith and Clifford B. Cohn. The Nominating Committee met once during 1995. The Nominating Committee will consider nominees recommended by shareholders pursuant to procedures described in "SHAREHOLDER NOMINATIONS."

                   SHAREHOLDER NOMINATIONS

          Nominations for election of directors may be made by any shareholder entitled to vote for the election of directors, provided that written notice (the "Notice") of such shareholder's intent to nominate a director at the meeting is given by the shareholder and received by the Secretary of the Company in the manner and within the time specified herein. The Notice shall be delivered to the Secretary of the Company not less than 14 days nor more than 50 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, the Notice shall be delivered to the Secretary of the Company not later than the earlier of the seventh day following the day on which notice of the meeting was first mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Secretary of the Company, the Notice may be mailed to the Secretary of the Company by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Secretary of the Company.

          The Notice shall be in writing and shall contain or be
     accompanied by:

          (a) the name and residence of the shareholder submitting the nomination;

          (b) a representation that such shareholder is a holder of record of the Company's voting stock and intends to appear in person or by proxy at the meeting to nominate the persons specified in the Notice;

          (c) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by the management or Board of Directors of the Company;

          (d)  a description of all arrangements or
     understandings among such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which such nomination or nominations are to be made by the shareholder; and

          (e) the consent of each nominee to serve as director of the Company if so elected.

          Unless a judge or judges of election shall have been appointed pursuant to the By-Laws, the Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the foregoing procedures and, in such event, the nomination shall be disregarded. Any decision by the Chairman of the meeting shall be conclusive and binding upon all shareholders of the Company for any purpose.

               SECURITY OWNERSHIP OF MANAGEMENT

          The following information is furnished as of May 31, 1996 with respect to each class of equity securities of the Company beneficially owned by all directors and nominees, and by all directors, nominees and officers as a group.

          The information concerning the directors, nominees and officers and their security holdings has been furnished by them to the Company.

                                 Beneficial Ownership of Shares of
                                           Common Stock as of        Percent
Name               Position                May 31, 1996 (1)        of Class (1)

Harry I. Freund   Director and Chair-        2,104,022 (2)             12.4%
                  man of the Board

Jay S. Goldsmith  Director and Vice          2,105,522 (3)              12.4%
                  Chairman of the Board

James J. Weis     President, Chief Executive   284,500 (4)                1.8%
                  Officer and Director

Clifford B. Cohn  Director                     234,070 (5)                1.5%

David L. Herman   Director                     311,200 (6)                 2.0%

L.G. Schafran     Director                     292,690 (7)                 1.9%

Antonio L. DeLise Vice President, Chief         25,000 (8)         Less than 1%
                  Financial Officer and
                  Secretary

All directors, nominees and                    5,357,004 (9)              27.2%
officers as a group (7 persons)


(1) Calculated in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.
(2)  See Note 2 on page 2.
(3)  See Note 3 on page 2.
(4) Includes 220,000 shares which may be acquired by Mr. Weis within 60 days through the exercise of stock options.
(5) Includes 220,000 shares which may be acquired by Mr. Cohn within 60 days through the exercise of stock option
(6) Includes shares of Common Stock which may be acquired by Mr. Herman within 60 days as follows: 210,000 shares through the exercise of stock options and 51,200 shares through the exercise of stock purchase warrants.
(7) Includes shares of Common Stock which may be acquired by Mr. Schafran within 60 days as follows: 220,000 shares through the exercise of stock options and 10,240 shares through the exercise of stock purchase warrants. Also includes 11,250 shares of Common Stock and 51,200 shares that may be acquired through the exercise of stock purchase warrants over which Mr. Schafran has shared voting and investment power but as to which he disclaims any beneficial interest.
(8) Consists of shares which may be acquired by Mr. DeLise within 60 days through the exercise of stock options.
(9) Includes shares of Common Stock which may be acquired by such persons within 60 days as follows: 1,645,000 shares through the exercise of stock options and 2,242,560 shares through the exercise of stock purchase warrants. Also includes options to purchase 400,000 shares of Common
Stock held by Messrs. Freund and Goldsmith, the expiration of which has been extended by five years to April 12, 2000.

              COMPENSATION OF EXECUTIVE OFFICERS

          The following tables set forth information concerning the cash compensation, stock options and retirement benefits provided to the Company's Chief Executive Officer, its other executive officer and one former Chief Executive Officer. The notes to these tables provide more specific information concerning compensation. The Company's compensation policies are discussed in the Compensation Committee Report on Executive Compensation.

                  Summary Compensation Table

                                   Annual Compensation
                                                       Other Annual
Name and Principal Position   Year   Salary  Bonus(1)  Compensation
James J. Weis(1), President,  1995  $315,737 $130,000  $     -
Chief Executive Officer       1994   233,750  100,000        -
and Directors                 1993   233,750  175,000        -

Antonio L. DeLise (1)
Vice President, Chief
Financial Officer and
Secretary                     1995   98,438    40,000         -

David L. Herman (1) (3)       1995   37,500         -         -
Director and former           1994  127,500    75,000         -
President and Chief           1993  127,575    75,000         -
Executive Officer

                                          Long-Term Compensation
                                      Awards                       Payouts
                     Restricted Stock      Options/               All Other
                        Awards     SAR's (#)(2)   LTIP Payouts     Compensation
James J. Weis (1)            -       100,000           -           $ 9,641  (4)
President, Chief Executive   -        60,000           -             8,728  (4)
Officer and Director         -        60,000           -             7,081  (4)

Antonio L. DeLise (1)
Vice President, Chief
Financial Officer nad        -         25,000          -             2,100  (5)
Secretary

David L. Herman (1) (3)      -         30,000          -            90,409  (6)
Director and former          -         60,000          -               553  (6)
President and Chief          -         60,000          -               964  (6)
Executive Officer


(1)      Reflects bonus earned during the fiscal year.  In some instances all or a portion of the bonus was paid during the next fiscal year.
(2)      Options to acquire shares of Common Stock.
(3)      Mr. Herman was the President and Chief Executive Officer of the
           Company prior to his retirement on March 8, 1995.
(4) Consists of $4,620, $4,620 and $2,249 in contributions to the Company's 401(k) plan for 1995, 1994 and 1993, respectively, and $5,021, $4,108 and $4,832 for term life and disability insurance premiums paid on behalf of Mr. Weis for 1995, 1994 and 1993, respectively.
(5) Consists of $2,100 for term life and disability insurance payments paid on behalf of Mr. DeLise for 1995.
(6) Consists of Board of Directors fees of $30,000 and fees received pursuant to a Consulting Agreement of $60,000 for 1995 and $409, $553 and $964 for term life and disability insurance premiums paid on behalf of Mr. Herman for 1995, 1994 and 1993, respectively.



                        Stock Options Granted During 1995
                              Individual Grants


                                      % of Options
                        Options     Granted to all      Exercise Price
  Name                Granted (3)     Employees             Per Share
James J. Weis           100,000         17.6%              $1.875

Antonio L. DeLise        12,500          2.2%               1.625
                         12,500          2.2%               1.875

David L. Herman          30,000          5.3%               1.875

All Shareholders(2)        N/A           N/A                1.625

Named officers' gain as %  N/A           N/A                  N/A
of all shareholders' gain

                                                Potential Realizable Value
                                                  at Assumed Annual Rates
                                                 of Stock Price Appreciation
                                                For Five Year Option Term(1)
                           Expiration Date            5%        10%
James J. Weis                  6/23/00              $51,803    $114,471

Antonio L. DeLise             12/12/00                5,612      12,401
                               6/23/00                6,475      14,309

David L. Herman                 7/1/00               15,541      34,341

All Shareholders(2)               N/A             7,698,366  17,011,377

Named officers' gain as %         N/A                  1.03%       1.03%
of all shareholders' gain


(1) The potential gain is calculated from the closing price of Common Stock on June 23, 1995, July 1, 1995 and December 12,
    1995, the dates of grants to executive officers. These amounts represent certain assumed rates of appreciation only.
    Actual gains, if any, on stock option exercises and Common
    Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.
(2) Based on the number of shares outstanding at December 31, 1995.
(3) Options granted under the Company's 1993 Long-Term Incentive Plan and the Non-employee Director Stock Option Plan expire five years from the date of grant.




                 Aggregated Stock Options Exercised in 1995
                       and December 31, 1995 Option Values


                          Exercised in 1995
                          Shares        Value
Name of Executive       Acquired      Realized
James J. Weis                -          $   -

Antonio L. DeLise            -              -

David L. Herman              -              -

                             Unexercised at December 31, 1995(1)
                   Number of Options               Value of Options
               Exercisable        Unexercisable  Exercisable(2)   Unexercisable

James J. Weis      280,000             -             $237,500          $   -

Antonio L. DeLise   25,000             -               15,625              -

David L. Herman    210,000             -              202,500              -


(1) These values are based on the December 29, 1995 closing price for the Company's stock on the New York Stock Exchange of $2.375 per share.
(2) This represents the aggregate value of "in-the-money" stock options as of December 29, 1995.


                    Retirement Income Plan

          Effective December 31, 1993, benefits under the Publicker Retirement Plan (the "Plan") were frozen. Accordingly, Plan participants will accumulate no additional credited service and earnings subsequent to December 31, 1993 will no longer have an impact on accumulated benefits. The annual benefits payable upon retirement for Mr. Weis is $23,831. The foregoing amount is based on a straight life annuity. Retirement benefits are payable at age 65 to married employees in the form of a 50% joint and survivor annuity with their spouses, at a reduced amount, unless they elect to receive a straight life annuity. Single employees receive a straight life annuity. The foregoing benefit amount is not subject to any deduction for Federal Insurance Contributions Act or other offset amounts.

                      Stock Option Plans

          Under stock option plans for directors, officers and key employees adopted by shareholders of the Company in 1988, 1989 and 1991, the Company has been authorized to grant nonqualified stock options to purchase up to 3,500,000 shares of Common Stock. Under the 1993 Long-Term Incentive Plan and the Non-employee Director Stock Option Plan adopted by shareholders of the Company in 1994, the Company may grant stock options, restricted stock options, stock appreciation rights, performance awards and other stock-based awards equivalent to up to 3,550,000 shares of Common Stock.

          The plans are administered by the Board of Directors of the Company. Subject to the express provisions of the plans, the Board of Directors has full and final authority to determine the terms of all options granted to key employees under the plans including (a) the purchase price of the shares covered by each option, (b) whether any payment will be required upon grant of the option, (c) the individuals to whom, and the time at which, options shall be granted, (d) the number of shares to be subject to each option, (e) when an option can be exercised and whether in whole or in installments, (f) whether the exercisability of the options is subject to risk of forfeiture or other condition and (g) whether the stock issued upon exercise of an option is subject to repurchase by the Company, and the terms of such repurchase.

          The term of options granted to directors shall be five years from the date of grant and shall be immediately exercisable. Under the 1988, 1989 and 1991 plans, the term of all other options shall be for such period as the Board of Directors shall determine, but shall not in any event exceed 12 years from the date of the option's grant. Under the 1993 Long-Term Incentive Plan, the term of options granted shall be prescribed by the Board of Directors provided, however, that no stock option may be exercised after five years from the date it is granted.

          During the year ended December 31, 1995, no stock options were granted to or exercised by any executive officers of the Company other than options granted under the 1993 Long-Term Incentive Plan and the Non-employee Director Stock Option Plan. During such year, the Company granted 100,000 options to Mr. Weis, 25,000 options to Mr. DeLise and 30,000 options to Mr. Herman. No directors or officers of the Company exercised options during 1995.

         Employment and Change in Control Agreements

          In August 1987, the Company entered into change in control agreements with each of Messrs. Freund, Goldsmith, Herman and Weis, which agreements provide for payments to them under certain circumstances following a change in control of the Company. These agreements were not adopted in response to any specific acquisition of shares of the Company or any other event threatening to bring about a change in control of the Company. For purposes of the agreements, a change in control is defined as any of the following:
     (i) the Company ceasing to be a publicly owned corporation having at least 2,000 shareholders, (ii) any person or group acquiring in excess of 30% of the voting power of the Company's securities, (iii) Continuing Directors (as defined below) ceasing for any reason to constitute at least a majority of the Board of Directors, (iv) the Company merging or consolidating with any entity, unless approved by a majority of the Continuing Directors or (v) the sale or transfer of a substantial portion of the Company's assets to another entity, unless approved by a majority of the Continuing Directors. A majority of the Continuing Directors have approved the prior sales of the Company's Bright Star Industries Incorporated and Fenwal Electronics, Inc. subsidiaries, as well as the proposed sales of the Company's Masterview Window Company, Inc. and Greenwald Industries, Inc. subsidiaries or the property or assets thereof on such terms and conditions (including the consideration therefor) as may subsequently be determined by the Board of Directors, in its sole discretion. See "Proposal 2. -- Proposed Plan of Asset Transfer." For purposes of the agreements, "Continuing Director" means Messrs. Freund, Goldsmith, Herman, Cohn, Schafran and Weis, and any other director designated as such prior to his election as a director by a majority of the then remaining Continuing Directors.

          In the event the Company discontinues the services (as defined below) of one of the above-named individuals as a director or officer, as the case may be, following a change in control, the individual will be entitled to receive in a lump sum within 10 days of the date of discontinuance, a payment equal to 2.99 times the individual's average annual compensation for the shorter of (i) the five years preceding the change in control, or (ii) the period the individual received compensation from the Company for personal services. Assuming a change in control of the Company and the discontinuance of an individual's services were to occur at the present time, payments in the following amounts (assuming there are no excess parachute payments, as defined below) would be made pursuant to the change in control agreements: Mr. Freund -- $861,307; Mr. Goldsmith -- $861,307; Mr. Herman -- $615,011 and Mr.
     Weis -- $1,158,074. In the event any such payment, either alone or together with others made in connection with the individual's discontinuance, is considered to be an "excess parachute payment" (as defined in the Internal Revenue Code of 1986, as amended (the "Code")), the individual is entitled to receive an additional payment in an amount which, when added to the initial payment, results in a net benefit to the individual (after giving effect to excise taxes imposed by Section 4999 of the Code and income taxes on such additional payment) equal to the initial payment before such additional payment. The Company shall be deemed to have discontinued an individual's services if any of the following occurs: (i) he is terminated as an employee of the Company for any reason other than conviction of a felony or any act of fraud or embezzlement, his disability for six consecutive months or his death, (ii) failure to elect and maintain him in the office which he now occupies, (iii) failure of the Board of Directors to include him in the slate of directors recommended to stockholders, (iv) a reduction in his salary or fringe benefits, (v) a change in his place of employment or excessive travel or (vi) other substantial, material and adverse changes in conditions under which the individual's services are to be rendered. Since the change in control agreements would require large cash payments to be made by any person or group effecting a change in control of the Company absent the assent of a majority of the Continuing Directors, these agreements may discourage hostile takeover attempts of the Company.

          The change in control agreements would have expired on December 31, 1995 but have been and will continue to be automatically extended for a period of one year on each December 1, unless terminated by either party prior to any such December 1. In the event a change in control occurs during the term of any of the agreements, including any extension thereof, the term of such agreements shall automatically be extended to three years from the date of such change in control.

          The Company has entered into an agreement with Mr. Weis which provides that, in the event his employment is terminated without cause or is considered terminated by reason of a change in Mr. Weis' duties which would require him to relocate his principal residence, he will receive a continuation of salary payments and all other employee benefits then provided him until the earlier of one year from the date of notice of termination or the date upon which he begins full-time employment with a new employer.

          Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including the Proxy Statement in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filing.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee of the Board of Directors, consisting entirely of outside directors, approves all of the policies under which compensation is paid or awarded to the Company's executive officers. The present members of the Compensation Committee are Jay
     S. Goldsmith, Clifford B. Cohn and L. G. Schafran. The Company's compensation program for executive officers currently consists of salary and bonuses and periodic grants of nonqualified stock options. The elements of this program have different purposes. Salary and bonus payments are primarily designed to reward current and past performance, while stock option grants are designed to provide strong incentives for long-term future performance, and are generally forfeited should the executive officer leave the Company before retirement. All stock option grants are made under the Company's stock option plans which have been approved by the Company's shareholders. The granting of stock options is directly linked to the shareholders' interests since the value of the grants will increase or decrease based upon the future price of the Company's stock.

          In determining the executive compensation to be paid or granted during 1995, the Committee considered several factors. These included the assessment of the future objectives and challenges facing the Company as well as the significant problems the Company has been dealing with during 1995, particularly its ongoing environmental litigation. In view of the Company's efforts to achieve profitability, the Committee's actions have been guided less on quantitative measures of operating results than on other goal-directed endeavors such as the Company's acquisitions and dispositions, elimination and rationalization of underperforming operations and the efforts of the executive personnel to bring about improvements in the operations and profitability of the Company's subsidiaries. The Committee's decisions concerning the compensation of individual executive officers during 1995 were made in the context of historical practices and the current competitive environment together with the need to attract and retain highly qualified executives who will be best able to achieve the successes needed by the Company. The Committee also considered the fact that the Company has had only two executive officers and the effect this has on their workload and diversity of responsibilities.

     BASES FOR CHIEF EXECUTIVE OFFICER COMPENSATION

          In 1995, Mr. Weis received total cash payments of $445,737 in salary and bonus (as shown in the Summary Compensation Table above). In addition, options to purchase 100,000 shares of Common Stock were granted to Mr. Weis during 1995 under the Company's 1993 Long-Term Incentive Plan. The Compensation Committee considered the 1995 compensation appropriate in light of the Company's significantly improved financial results, increased shareholder value, his leadership in the Company's settlement of certain environmental litigation and performance with respect to implementing strategic initiatives for the Company. The Committee noted Mr. Weis' considerable efforts to revitalize the Company, his direct involvement in the significant transactions of the Company during 1995 and his knowledge and historical perspective of the Company's problems and issues.

          This report is submitted by the members of the Compensation Committee of the Board of Directors.

                                Compensation Committee
                                   Jay S. Goldsmith
                                   Clifford B. Cohn
                                   L. G. Schafran

FIVE YEAR PERFORMANCE GRAPH: 1990 - 1995

          The annual changes for the five year period from 1990 through 1995 are based on the assumption that $100 had been invested in Publicker stock and each index on December 31, 1990 (as required by SEC rules), and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarters. The total cumulative dollar returns shown in the graphs represent the value that such investments would have had on December 31, 1995.


                1990        1991        1992        1993      1994      1995

Publicker       100           94        100          138       238        238

Peer Group      100          143        198          211       162        171

Composite       100          129        134          154       153        198

*Based on Medial General Composit Index.
**Based on Medial General Multi-industry Group of 14 companies with market capitalization of under $100 million.
          The peer group index is based on all companies contained in the Multi-industry Group of Media General Financial Services with a market capitalization of under $100 million as of December 31, 1995. The returns of each component issuer of the peer group have been weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated. This group was selected since the diversity of the Company's operations does not place it within any more specific industry group. In addition, the market capitalization criteria was applied to eliminate from comparison those multi-industry companies that are extremely large. The resulting peer group consists of the following fourteen companies for 1995: American Pacific Corp., ARC International Corp., Autocam Corp., Drew Industries Inc., Met-Pro Corporation, Pacific Dunlop Ltd. ADR, Prime Equities International, Quixote Corp., SL Industries Inc., Somerset Group Inc., TCC Industries, Inc., Triton Group Ltd., Intelect Communications Ltd., and Tyler Corp. The companies shown in italics are new to this peer group during 1995. The following companies that were included in this peer group for 1994 were no longer included in the peer group for 1995: Challenger International Ltd., Katy Industries and
          Wellstead Industries Inc.
                         PROPOSAL 2.

               PROPOSED PLAN OF ASSET TRANSFER


     Introduction

          At the Annual Meeting, shareholders will be asked to approve a Plan of Asset Transfer authorizing the sale of the Company's Masterview Window Company, Inc. ("Masterview") and Greenwald Industries, Inc. ("Greenwald") subsidiaries or the property or assets thereof on such terms and conditions (including the consideration to be received by the Company) as may be determined by the Company's Board of Directors, in its sole discretion (the "Proposed Plan").
     On May 29, 1996, the Company entered into a non-binding letter of intent to sell substantially all of the assets of Masterview to an affiliate of BancBoston Capital (the "Letter of Intent"). The Company has recently begun to explore the possible sale of Greenwald.

          In recent months, the Company has completed the sale of its Bright Star Industries, Incorporated subsidiary ("Bright Star") in February 1996 to a company formed by an affiliate of BancBoston Capital and an investor group, and the sale of its Fenwal Electronics, Inc.
     subsidiary ("Fenwal") in March 1996 to Elmwood Sensors, Inc., an affiliate of BTR Dunlop, Inc.

          Under Pennsylvania law, the approval of shareholders is required in order to sell "all or substantially all" of the property and assets of the Company. It is not clear what constitutes "substantially all" of such property and assets and whether individual sales should be aggregated in making such determination. The Company believes that the sales of Bright Star and Fenwal, whether considered individually or together, did not constitute a sale of "substantially all" of the property and assets of the Company under Pennsylvania law. Accordingly, the Company has not sought and is not seeking shareholder approval of such transactions by themselves. However, the Company is also currently pursuing the potential sales of Masterview and Greenwald. Although the matter is not free from doubt, the Company believes that the sale of either Masterview or Greenwald, when viewed together with the sales of Bright Star and Fenwal, could constitute a sale of "substantially all" of the assets of the Company under Pennsylvania law. Therefore, in order to address this uncertainty, the Company is seeking shareholder approval of such proposed sales. While the Company has entered into a non-binding Letter of Intent to sell substantially all of the assets of Masterview, there can be no assurance that the Company will enter into a definitive sale agreement or ultimately complete a sale on terms contemplated by the Letter of Intent. Furthermore, at this time the Company has only begun to explore the possible sale of Greenwald. Accordingly, the shareholders are being asked to approve a Plan of Asset Transfer authorizing the sale of Masterview and Greenwald or the property or assets thereof on such terms and conditions (including the consideration to be received by the Company) as may be determined by the Company's Board of Directors, in its sole discretion. If the Proposed Plan is not approved, the Board may still authorize the sale of Masterview or Greenwald if it determines, after receiving an opinion of counsel (taking into account, to the extent deemed appropriate by counsel, the sales of Bright Star and Fenwal), that such sale will not constitute "substantially all" of its property and assets. See "Shareholder Approval Requirement Under Pennsylvania Law."

          Holders of shares of Common Stock will not be entitled to any appraisal or dissenters' rights with respect to the Proposed Plan. See "Absence of Dissenters' Rights" below.

          On January 17, 1996 and June 12, 1996, the Board of Directors of the Company, including a majority of Continuing Directors (see "Proposal 1. -- ELECTION OF DIRECTORS - Employment and Change of Control Agreements"), unanimously approved the Proposed Plan and directed that it be submitted to shareholders of the Company for approval.

          The Board of Directors recommends a vote FOR approval of the Proposed Plan.

     The Company

     Background

          The Company was originally incorporated in 1913 in the Commonwealth of Pennsylvania and became a public company in 1946 when its shares were first listed on the New York Stock Exchange. At that time, the Company was one of the largest alcohol producers in the world. Publicker remained profitable until the early 1950s when it began to incur losses. By 1986 the Company had departed from the business of manufacturing and selling alcohol and ceased operations at its alcohol manufacturing plant and bulk liquid storage facility in Philadelphia, Pennsylvania. On March 31, 1986, the Company sold the facility for $3 million. The Company then entered a period of acquiring and disposing of businesses. In September 1987, the Company acquired Golding Industries, Inc. ("Golding") for $25 million in cash. It subsequently sold Golding in March of 1989 for the aggregate sale price of $43.5 million. In late 1990 and early 1991, the Company completed the acquisition of ten businesses (including the Company's existing businesses) from a subsidiary of Hanson PLC for an aggregate purchase price of $31.8 million.

          From 1992 through early 1995 the Company undertook a series of dispositions of businesses and selected assets. For a description of such dispositions, see "Item 1. Business" of the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995 (the "1995 10-K"), a copy of which is enclosed with this Proxy Statement. These dispositions were consummated generally in order to consolidate the Company's operations and improve liquidity, thereby allowing it to satisfy certain sinking fund obligations under the Company's Subordinated Notes and meet on-going expenses of its environmental litigation. See "-- Subordinated Notes" and "-- Environmental Litigation" below.

          This series of dispositions left the Company with the following businesses: Bright Star, Fenwal, Masterview, Greenwald and Orr-Schelen-Mayeron & Associates, Inc. ("OSM"). On February 16, 1996, the Company completed the sale of substantially all of the assets of Bright Star, a manufacturer and distributor of flashlights and lanterns. On March 29, 1996, the Company completed the sale of substantially all of the assets of Fenwal, a designer and manufacturer of negative temperature coefficient thermistors and thermistor assemblies. The Company continues to operate its remaining businesses. Masterview is engaged in the manufacture, sale, distribution and installation of aluminum windows and doors for the single and multi-family new housing marketplace. Greenwald designs and manufactures coin meter systems used primarily in the commercial laundry appliance, vending, amusement and car wash industries. OSM provides general engineering, design and architectural services. As of June 30, 1996, the Company had approximately 425 employees at continuing operations engaged in manufacturing operations, engineering, marketing, sales, service and administrative activities.

          Based in part on the reduction in the Company's operations due to recent subsidiary sales and to the Proposed Plan, the New York Stock Exchange has advised the Company of its intention to suspend trading in the Company's Common Stock before the opening of trading on Thursday, August 1, 1996, and thereafter apply to the Securities and Exchange Commission to delist the issue. See "CERTAIN INFORMATION REGARDING MARKETS, MARKET PRICES AND DIVIDENDS."

          The principal executive offices of the Company are located at 1445 East Putnam Avenue, Old Greenwich, Connecticut 06870 and its telephone number is (203) 637-4500.

     Subordinated Notes

          In order to reduce a working capital deficit and to finance future acquisitions, in December 1986, the Company issued $30 million aggregate principal amount of 13% Subordinated Notes (the "Subordinated Notes"). Under the terms of the Subordinated Notes, the Company was required to make annual sinking fund payments of 25% of the principal amount of the Subordinated Notes in December of 1993, 1994, 1995 and 1996. On April 19, 1996, the Company made the one remaining payment of $7.5 million due in December 1996 using proceeds from the sales of Bright Star and Fenwal. See "Use of Proceeds."

     Environmental Litigation

          In December 1990, the United States Environmental Protection Agency (the "EPA") commenced an action in the United States District Court, Eastern District of Pennsylvania (the "Court"), against the Company and two other parties seeking recovery of costs incurred by the EPA and other federal agencies in responding to releases or threatened releases of hazardous substances at the Company's Philadelphia facility which had been sold in 1986. The Commonwealth of Pennsylvania intervened as a second plaintiff in 1993, seeking recovery of costs allegedly incurred by the Pennsylvania Department of Environmental Protection ("PADEP") in responding to such releases or threatened releases at the facility. On October 6, 1995, the parties agreed on the final text of a proposed consent decree (the "Consent Decree") setting forth the terms of a settlement of this litigation (the "Settlement"). The Consent Decree was entered by the Court on April 12, 1996 and is considered final.

          Under the terms of the Settlement, on April 6, 1995, the Company deposited $4.5 million with the clerk of the Court. Upon entry of the Consent Decree by the Court, the Company made another payment to the Court of $4.5 million, plus interest. Further payments to the EPA totaling $4.35 million, plus interest, will be made over the next six years. Pursuant to the Settlement, the Company will pay the Commonwealth of Pennsylvania a total of $1 million, consisting of an initial payment of $350,000 which the Company made following entry of the Consent Decree, plus four annual payments of $162,500 each, plus interest. Payments made to the EPA and PADEP following entry of the Consent Decree were made using proceeds from the sales of Bright Star and Fenwal. See "Use of Proceeds." These payments are in settlement of all of the EPA's and PADEP's claims against the Company and the Company's counterclaims against the EPA relating to the Philadelphia site, subject only to certain "reopener" provisions in the event of future discovery of certain defined types of presently unknown conditions or information pertaining to the site. In the fourth quarter of 1993, the Company recorded a liability of $14.35 million to cover the estimated costs of settlement.

     Congress Financial Financing

          On October 11, 1995, the Company and certain of it subsidiaries entered into a three-year credit agreement (the "Loan Agreement") with Congress Financial Corporation (New England), a subsidiary of Corestates Financial Corp. ("Congress Financial"), providing for a $13,161,000 revolving credit line, a $1,750,000 credit facility for future capital expenditures, and a term loan of $2,149,000. Borrowings under the Loan Agreement bear interest at a rate of prime plus one and one-half percent. The initial drawdown under the Loan Agreement of $7,449,000, together with existing cash, was used to repay a credit facility at one of the Company's subsidiaries and to satisfy the Company's $7.5 million December 1995 sinking fund
     obligation under the Subordinated Notes.   As of June 30, 1996,
     after giving effect to the repayment of approximately $6 million in outstanding borrowings from the proceeds of the Bright Star and Fenwal sales, the Company had approximately $4 million in available borrowings under the Loan Agreement. See "Use of Proceeds."


     Background and Reasons for the Proposed Plan

     Background

          From time to time during the past several years, the Company has considered the sale of certain of its operating subsidiaries as part of its overall business strategy. During 1995, the Board considered the prospect of selling a significant portion of the Company's subsidiaries. The Board undertook such consideration in recognition of the fact that the Company needed to generate cash in order to meet obligations coming due in 1995 and 1996 under the Subordinated Notes and the Settlement of the Company's environmental litigation. See "Reasons for the Proposed Plan." This resulted in the Board's determination in late 1995 to explore the possibility of selling several of its subsidiaries by commencing efforts to seek potential buyers for Bright Star and Masterview. The decision by the Board of Directors to explore the sale of these subsidiaries resulted from consideration of the following factors: (i) the types of businesses operated by each of these subsidiaries, (ii) the Company's ability to find likely buyers, (iii) sale prices reasonably expected to be obtained, (iv) the ease of selling each subsidiary and (v) the respective subsidiaries' contributions to the Company's earnings.
     The Board did not ascribe relative weights to these factors. The Company subsequently decided to sell Fenwal after receiving an unsolicited offer to purchase Fenwal at a purchase price representing what the Company considered to be a favorable multiple of earnings. The Company initially decided not to sell Greenwald and OSM due, in the case of Greenwald, to a pending move of its operations to a new location and, in the case of OSM, to recent unfavorable operating results and a change in management. With the completion of the move of Greenwald's operations in April 1996, the Company determined in June 1996 to seek a sale of such subsidiary.

     Sale Process

          Bright Star. On February 16, 1996, the Company completed the sale of substantially all of the assets of Bright Star to a company formed by an affiliate of BancBoston Capital and an investor group for a purchase price of $5.5 million in cash, plus the assumption of certain liabilities. Neither the buyer nor, to the Company's knowledge, any affiliate thereof is an affiliate of or has any prior relationship with the Company. See "Sale Agreements -- Bright Star Asset Purchase Agreement."

          Fenwal. On March 29, 1996, the Company completed the sale of substantially all of the assets of Fenwal to Elmwood Sensors, Inc., an affiliate of BTR Dunlop, Inc., for a purchase price of $25.3 million in cash, subject to adjustment, plus the assumption of certain liabilities. Neither the buyer nor, to the Company's knowledge, any affiliate thereof is an affiliate of or has any prior relationship with the Company. See "Sale Agreements -- Fenwal Asset Purchase Agreement."

          Masterview. On November 9, 1995, the Company engaged Bowles Hollowell Connor & Co. in order to initiate the process of assessing the market for Masterview and identifying potential purchasers. A confidential offering memorandum describing Masterview was prepared and distributed to potential buyers. Representatives of several potential buyers visited Masterview's facility in Phoenix, Arizona. On May 29, 1996, the Company entered into a non-binding Letter of Intent to sell substantially all of the assets of Masterview to an affiliate of BancBoston Capital for a sale price of $15.25 million, subject to adjustment, plus the assumption of certain liabilities. Neither the prospective buyer nor, to the Company's knowledge, any affiliate thereof is an affiliate of or has any prior relationship with the Company. There can be no assurance that the parties will enter into a definitive agreement or ultimately consummate the proposed sale of Masterview.
          Greenwald. On June 12, 1996, the Company's Board of Directors determined to explore the sale of Greenwald. This decision was based, in part, on the completion in April 1996 of the move of Greenwald's operations. Since that time, the Company has had preliminary discussions with an investment banking firm regarding such a sale, and certain limited discussions with potential buyers. There can be no assurance that the Company will be successful in finding a buyer for Greenwald on terms that it would find acceptable, or that any offer would result in a sale of the Greenwald business.

     Reasons for the Proposed Plan

          In making the decisions to sell Bright Star, Fenwal, Masterview and Greenwald, the factors considered by the Company's Board of Directors consisted of the following. The Board did not ascribe relative weights to these factors.

     Future Business Acquisitions.  For the fiscal
     years ended December 31, 1995, 1994 and 1993, the Company reported net losses of approximately $.3 million, $2.3 million and $9.4 million, respectively. The Company recognizes the
     need to improve earnings per share for shareholders.   In
     evaluating the financial condition of the Company and considering ways in which the Company can improve operating results, the Board of Directors has concluded that the Company is more likely to be able to generate significant income through the acquisition of new businesses. Sale of the businesses operated by its existing subsidiaries will generate capital for the acquisition of such businesses.

     Liquidity. In late 1995, when the Board of Directors approved the sale of several of the Company's subsidiaries, the Company was obligated or expected to become obligated to make payments in 1996 of (i) $7.5 million under the Subordinated Notes due in December, and (ii) approximately
     $5 million in the aggregate to the EPA and Commonwealth of Pennsylvania under the terms of the Settlement of the Company's environmental litigation upon entry by the Court of the Consent Decree. The decision to approve such sales, including the Proposed Plan, was based, in part, on the need to generate cash sufficient to meet those obligations in 1996.
     See "The Company -- Subordinated Notes" and "-- Environmental Litigation."

     Favorable Sale Market. The Company believes that the current market for corporate acquisitions is favorable to sellers. This belief is based on several factors having the combined effect of increased sale prices. These factors include a high level of activity in the mergers and acquisition market in recent years, including a record $450 billion in domestic transactions completed in 1995 according to the Wall Street Journal, and a substantial amount of available equity capital and a willing institutional lending market providing financing for acquisitions.


     Use of Proceeds

          To date, the Company has used the proceeds from the sales of Bright Star and Fenwal to make the final sinking fund payment of $7.5 million under the Subordinated Notes, to make payments of approximately $5 million in the aggregate to the EPA and Commonwealth of Pennsylvania and to repay outstanding borrowings of approximately $6 million under the Congress Financial Loan Agreement. The Company expects to repay an additional $1 million and $2 million in outstanding borrowings upon the sales of Masterview and Greenwald, respectively, if consummated.

          Having made such payments and repaid such indebtedness, as of June 30, 1996, the Company had approximately $7 million in cash on hand. The Company intends to use such funds, together with potential indebtedness, to seek out and acquire one or more businesses. The Company has not yet identified any potential acquisition candidates or determined the amount or source of any indebtedness which would be incurred to finance future acquisitions. The undertaking of any new lines of business will be restricted by the non-competition provisions agreed to in the Bright Star transaction and any other non-competition covenants to which the Company may agree in connection with the sales of Masterview and Greenwald. No non-competition covenants were agreed to by the Company or Fenwal in connection with the Fenwal sale. See "Sale Agreements."

          As indicated in "The Company -- Environmental Litigation" above, the Company is obligated to make additional payments to the EPA and Commonwealth of Pennsylvania aggregating approximately $5 million plus interest over a six-year period. The Company expects to fund these long-term payments through available cash resources, available borrowings under the Loan Agreement, cash from operations, the possible issuance of new debt securities and the sale, if consummated, of one or more of its remaining subsidiary companies. There can be no assurance that the foregoing sources of financing will be sufficient to fund the remaining payments due under the Settlement.


     Sale Agreements

     Bright Star Asset Purchase Agreement

          On February 16, 1996, the Company and Bright Star entered into an Asset Purchase Agreement (the "Bright Star Agreement") and completed the sale of substantially all of the assets of Bright Star to a company (the "Buyer") formed by an affiliate of BancBoston Capital and an investor group for a purchase price of $5.5 million in cash, plus the assumption of certain liabilities. The assets purchased include all of Bright Star's material assets, other than cash. The assumed liabilities consist generally of the following: (i) post-closing obligations of Bright Star under executory leases, contracts and agreements and (ii) trade accounts payable and accrued liabilities of Bright Star to the extent outstanding on the closing date. The Buyer paid $5.3 million to Bright Star in cash at the closing. Of the remaining $200,000 of the purchase price, $100,000 was to be held in escrow to cover a potential purchase price adjustment. On June 17, 1996, this amount was released from escrow to the Company together with a $40,000 payment from the Buyer to the Company representing such adjustment. The other $100,000 is to be held in escrow for one year from the closing date to cover the indemnification obligations of the Company and Bright Star described below.

          The Company and Bright Star have each agreed to certain non-competition provisions restricting each from engaging for a period of five years in the manufacture, distribution or sale of flashlights and batteries anywhere in the world, subject to certain exceptions. In addition, the Company and Bright Star have agreed to indemnify the Buyer for (i) Bright Star's failure to pay any of its liabilities or obligations other than liabilities assumed by the Buyer, (ii) the breach of or failure to perform such party's representations, warranties, covenants or agreements in the Bright Star Agreement and (iii) environmental claims based on a breach by Bright Star of environmental laws or the presence on its properties of hazardous materials, in each case prior to the closing date. The Buyer has agreed to indemnify the Company and Bright Star for
     (i) Buyer's failure to pay or perform any of the assumed liabilities, (ii) the breach of or failure to perform its representations, warranties, covenants or agreements in the Bright Star Agreement and (iii) environmental claims based on a breach by the Buyer of environmental laws or the presence on its properties of hazardous materials, in each case after the closing date. No claims for indemnification may be asserted by any party until the aggregate of all such claims (net of insurance and other third party recoveries) shall total at least $50,000, and the maximum aggregate liability of the Company and Bright Star (taken together) and the Buyer is limited to the cash portion of the purchase price. The indemnification obligations will expire on the second anniversary of the closing date, other than indemnification for taxes and environmental matters which will expire on the seventh anniversary of the closing date.

     Fenwal Asset Purchase Agreement

          On March 29, 1996, the Company and Fenwal entered into an Asset Purchase Agreement (the "Fenwal Agreement") and completed the sale of substantially all of the assets of Fenwal to Elmwood Sensors, Inc., an affiliate of BTR Dunlop, Inc. ("Elmwood") for a purchase price of $25.3 million in cash, subject to adjustment, plus the assumption of certain liabilities. The assets purchased include all of Fenwal's material assets, other than cash. The assumed liabilities consist generally of the following: (i) post-closing obligations of Fenwal under executory leases, contracts and agreements and (ii) trade accounts payable, accrued liabilities of Fenwal and certain equipment financing related debt, to the extent outstanding on the closing date. Elmwood paid the full purchase price to Fenwal in cash at the closing. On July 16, 1996, Elmwood paid an additional $1,183,000 to the Company representing an adjustment to the purchase price based on the net book value of the Fenwal assets on the closing date.

          The Company and Fenwal have agreed to indemnify Elmwood for
     (i) Fenwal's failure to pay any of its liabilities or obligations other than liabilities assumed by Elmwood, (ii) the breach of or failure to perform such party's representations, warranties, covenants or agreements in the Fenwal Agreement and
     (iii) environmental claims based on a breach by Fenwal of environmental laws or the presence on its properties of hazardous materials, in each case prior to the closing date. Elmwood has agreed to indemnify the Company and Fenwal for (i) Elmwood's failure to pay or perform any of the assumed liabilities, (ii) the breach of or failure to perform its representations, warranties, covenants or agreements in the Fenwal Agreement and (iii) environmental claims based on a breach by Elmwood of environmental laws or the presence on its properties of hazardous materials, in each case after the closing date. No claims for indemnification based on a breach of representation, warranty, covenant or agreement may be asserted by any party until the aggregate of all such claims (net of insurance and other third party recoveries) shall total at least $250,000, and the maximum aggregate liability of the Company and Fenwal (taken together) and the Buyer for such claims is limited to the cash portion of the purchase price. The indemnification obligations will expire on the tenth anniversary of the closing date other than claims for indemnification based on a breach of representation or warranty which will expire on the second anniversary of the closing date.

     Masterview Letter of Intent

          On May 29, 1996, the Company and Masterview entered into a non-binding Letter of Intent to sell substantially all of the assets of
     Masterview to an affiliate of BancBoston Capital for a sale price of $15.25 million, subject to adjustment, plus the assumption of certain liabilities. The assets to be purchased include all of Masterview's material assets, other than cash. The assumed liabilities consist generally of the following: (i) post-closing obligations of Masterview under executory leases, contracts and agreements and (ii) accounts payable and accrued liabilities of Masterview to the extent outstanding on the closing date. The Letter of Intent provides that $600,000 of the purchase price will be placed in escrow at the closing. Of this amount, $300,000 will secure and be payable to the appropriate party upon determination of the purchase price adjustment, with the remaining $300,000 to remain in escrow for one year following closing as security for the indemnification obligations of the Company and Masterview. The purchase price is subject to adjustment to the extent that the net book value of the Masterview assets on the closing date is greater or less than $3,932,000. Completion of the transaction is subject to, among other things, entering into a definitive asset purchase agreement containing customary representations and warranties, covenants, conditions to closing, including the condition that the transaction be approved by the Company's shareholders, and indemnities.

          The Letter of Intent is non-binding. There can be no assurance that the parties will enter into a definitive agreement or ultimately consummate the sale of Masterview.

     Shareholder Approval Requirement Under Pennsylvania Law

          Pursuant to Sections 1932 and 1924 of the Pennsylvania Business Corporation Law ("PABCL"), shareholder approval is required in order to sell "all or substantially all" of the property and assets of the Company (the "Shareholder Approval Requirement"). It is not clear what constitutes "substantially all" of such property and assets and whether individual sales should be aggregated in making such determination. The Company believes that the sales of Bright Star and Fenwal, whether considered individually or together, did not constitute a sale of "substantially all" of the property and assets of the Company within the meaning of PABCL Section 1932. Accordingly, the Company has not sought and is not seeking shareholder approval of such transactions by themselves. However, the Company is also currently pursuing the potential sales of Masterview and Greenwald. Although the matter is not free from doubt, the Company believes that the sale of either Masterview or Greenwald, when viewed together with the sales of Bright Star and Fenwal, could constitute a sale of "substantially all" of the assets of the Company within the meaning of PABCL Section 1932. Therefore, in order to address this uncertainty, the Company is seeking shareholder approval of such proposed sales. While the Company has entered into a non-binding Letter of Intent to sell substantially all of the assets of Masterview, there can be no assurance that the Company will enter into a definitive sale agreement or ultimately complete a sale on terms contemplated by the Letter of Intent. Furthermore, at this time the Company has only begun to explore the possible sale of Greenwald. Accordingly, the shareholders are being asked to approve a Plan of Asset Transfer authorizing the sales of Masterview and Greenwald or the property or assets thereof on such terms and conditions (including the consideration therefor) as may be determined by the Company's Board of Directors, in its sole discretion. If the Proposed Plan is not approved, the Board may still authorize the sale of Masterview or Greenwald if it determines, after receiving an opinion of counsel (taking into account, to the extent deemed appropriate by counsel, the sales of Bright Star and Fenwal), that such sale will not constitute "substantially all" of its property and assets.

          The affirmative vote of a majority of the outstanding Common Stock is required for the Proposed Plan to be approved and adopted by the shareholders.

     Accounting Treatment

          Bright Star has been reflected as a discontinued operation in the Company's financial statements for the fiscal year ended December
     31, 1995. Fenwal was reflected as a discontinued operation in the Company's financial statements beginning with the interim period ended March 31, 1996. If the sale of Masterview is consummated on terms contemplated by the Letter of Intent, Masterview will be reflected as a discontinued operation in the Company's financial statements beginning with the interim period financial statements with respect to the period in which a definitive agreement for such sale is entered into. The accounting treatment for the sale of Masterview, if consummated on terms other than those contemplated by the Letter of Intent, cannot be determined at this time.
     Furthermore, because the Proposed Plan includes the potential sale of Greenwald pursuant to terms and conditions to be determined by the Board of Directors at a future date, the accounting treatment for such transaction cannot be determined at this time.

     Federal Income Tax Consequences

          The sales of Bright Star and Fenwal are taxable transactions to the Company for federal income tax purposes. The Company and its subsidiaries expect to recognize net taxable income with respect to such sales. However, it is expected that such income will be substantially offset by the Company's net operating loss carryforwards. Similarly, to the extent that the sales of Masterview and Greenwald are taxable transactions to the Company and its subsidiaries for federal income tax purposes, the Company expects that such income will also be substantially offset by the net operating loss carryforwards.

     Regulatory Approvals

          If the sale of Masterview is consummated on terms contemplated by the Letter of Intent, it will likely be subject to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The
     Company is not aware of any other regulatory approvals that would be required. It cannot be determined at this time what, if any, regulatory requirements will need to be complied with or approvals obtained in order to consummate the sale of Masterview on terms other than those contemplated by the Letter of Intent. Furthermore, because the Proposed Plan includes the sale of Greenwald pursuant to terms and conditions to be determined by the Board of Directors at a future date, it cannot be determined at this time what, if any, regulatory requirements will need to be complied with or approvals obtained in order to consummate such transaction.

     Absence of Dissenters' Rights

          Under the PABCL, a shareholder has the right to dissent from, and to obtain payment of the fair value of his shares in the event of a sale of all or substantially all of the corporation's assets pursuant to a plan of asset transfer, except that the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan of asset transfer is to be voted on, are either listed on a national securities exchange or held of record by more than 2,000 shareholders, shall not have the right to obtain payment of the fair value of any such shares. The Company's Common Stock was listed on the New York Stock Exchange, a national securities exchange, on the Record Date. Accordingly, holders of shares of Common Stock will not be entitled to any dissenters' rights with respect to the Proposed Plan.

     Changes in the Rights of Shareholders

          Because the Proposed Plan involves the sale of assets of the Company's Masterview or Greenwald subsidiaries for cash or other consideration to be paid to the Company or such subsidiary, the shareholders of the Company will retain their equity interests in the Company following the consummation of the Proposed Plan. There will not be any differences in the rights of security holders of the Company as a result of the Proposed Plan.

     Pro Forma Financial Statements

          The following unaudited pro forma financial statements give effect to the disposition by the Company of substantially all of the assets of its Masterview and Greenwald subsidiaries. The pro forma financial information is based on the historical financial statements of the Company, adjusted to give effect to the dispositions of Masterview and Greenwald, and on estimates and assumptions set forth below and in the accompanying notes. Bright Star and Fenwal have been reflected as discontinued operations in the historical consolidated financial statements.

          The pro forma condensed balance sheet gives effect to the transactions as if they had occurred as of March 31, 1996. The pro forma condensed statement of income (loss) for the year ended December 31, 1995 and for the three months ended March 31, 1996 gives effect to the transactions as if they had occurred as of the beginning of the period presented.

          The pro forma adjustments are based on estimates, available information and certain assumptions made by management. The pro forma condensed balance sheet and statements of income (loss) are not necessarily indicative of future operations or the actual results that would have occurred had the dispositions been consummated at the dates indicated above. The pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto included in the Company's 1995 10-K.

                  PUBLICKER INDUSTRIES INC.
                   AND SUBSIDIARY COMPANIES
           PRO FORMA CONDENSED BALANCE SHEET AS OF
                        MARCH 31, 1996
                  (in thousands of dollars)

                       Eliminate    Eliminate
                       Masterview   Greenwald                       Pro
                         Window     Industries,    Pro Forma       Forma
              Historical Company,Inc.    Inc.   Adjustments (a)   Balances

Cash             $24,386   $   -     $     -       $13,662         $38,048
Restricted cash    4,500       -           -             -           4,500
Trade receivables  6,715  (2,958)     (2,053)            -           1,704
Inventories        4,476  (1,782)     (2,694)            -               -
Net assets of dis-
continued operations   -   5,608       4,146        (9,754)              -
Other              2,084  (1,286)        (37)            -              761
Total current
assets            42,161    (418)       (638)        3,908           45,013

Property, plant
& equipment        8,013  (2,559)     (3,518)            -            1,936
Less accumulated
depreciation       2,456    (922)       (583)            -              951
                   5,557  (1,637)     (2,935)            -              985

Goodwill           4,604  (1,789)     (1,450)            -            1,365
Other assets       2,066    (125)       (145)          (32)           1,764
              $   54,388 $(3,969)    $(5,168)        $3,876         $49,127

     LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities
of long-term debt    $8,353   $(298)      $(274)       $(7,764)            $17
Accounts payable      6,090  (2,041)     (1,398)             -           2,651
Accrued liabilities  16,644    (839)     (1,626)           943          15,122
Total current
liabilities          31,087  (3,178)     (3,298)        (6,821)         17,790

Long-term debt        2,615    (791)     (1,762)             -              62
Other non-current
liabilities          11,267       -        (108)             -          11,159
Total liabilities    44,969  (3,969)     (5,168)        (6,821)         29,011

Shareholders' equity
Common shares         1,591       -           -               -          1,591
Additional paid-in
capital              46,952       -           -               -         46,952
Accumulated deficit (35,233)      -           -          10,697        (24,536)
Common shares held
in treasury          (3,891)      -           -               -         (3,891)
Total shareholders'
equity                9,419       -           -          10,697         20,116

                    $54,388 $(3,969)    $(5,168)         $3,876        $49,127



(a) The pro forma adjustments reflect the dispositions of Greenwald and Masterview as of March 31, 1996 and assume that the estimated proceeds from the dispositions, net of disposition costs and extinguishment of liabilities retained by the Company, of $21,762,000 were used to (i) pay down bank debt of $313,000, (ii) redeem the Subordinated Notes of $7.5 million plus accrued interest and (iii) write off debt discount and issuance costs related to the Subordinated Notes. A pro forma adjustment was also recorded to establish a tax liability related to the dispositions.


                           PUBLICKER INDUSTRIES INC.
                   AND SUBSIDIARY COMPANIES
        PRO FORMA CONDENSED STATEMENT OF INCOME (LOSS)
          FOR THE THREE MONTHS ENDED MARCH 31, 1996
            (in thousands, except per share data)


                              Eliminate    Eliminate
                              Masterview   Greenwald                     Pro
                                Window     Industries,  Pro Forma       Forma
                 Historical  Company, Inc.  Inc.       Adjustments(a)  Balances


Net sales           $12,003   $(6,252)      $(3,736)        $  -        $2,015
Costs and expenses:
Cost of sales         9,722    (4,684)       (3,508)           -         1,530
Selling expenses        555      (287)         (167)           -           101
General & admin-
istrative expenses    2,915      (428)         (560)         (11)        1,916
Special charge(b)       995         -          (995)           -             -
                     14,187    (5,399)       (5,230)         (11)        3,547
Income (loss) from
operations           (2,184)     (853)        1,494           11        (1,532)



Other (income) expenses:
Interest income         (10)        -             -            -           (10)
Interest expense        410       (56)          (62)        (267)           25
Cost of pensions-non
operating               184         -             -            -           184
Legal settlements and
costs                   153         -             -            -           153
                        737       (56)          (62)        (267)           352

Income (loss) from continuing
operations before
income taxes         (2,921)     (797)         1,556          278       (1,884)
Credit in lieu of
income taxes          1,226       279           (545)         (97)         863
Income (loss) from
continuing
operations          $(1,695)    $(518)         $1,011        $181      $(1,021)

Earnings (loss) per common
share from continuing
operations           $(0.10)                                            $(0.06)


Weighted average number of shares
outstanding
(in thousands)        16,276                                            16,276

(a)The pro forma adjustments reflect the disposition of Bright Star, Fenwal, Greenwald and Masterview as of January 1, 1996, and assume (i) a reduction of interest expense related to the paydown of the Company's Subordinated Notes and bank debt and (ii) the elimination of amortization of debt discount and issuance costs related to the Subordinated Notes.

(b)Represents a charge for severance, lease termination costs and relocation expenses associated with Greenwald's move from New York to Connecticut.



                      PUBLICKER INDUSTRIES INC.
                      AND SUBSIDIARY COMPANIES
            PRO FORMA CONDENSED STATEMENT OF INCOME (LOSS)
                FOR THE YEAR ENDED DECEMBER 31, 1995
                (in thousands, except per share data)

                                Eliminate   Eliminate
                                Masterview  Greenwald                   Pro
                                  Window    Industries,  ProForma       Forma
                  Historical(a) Company,Inc.  Inc.    Adjustments(b)   Balances


Net Sales            $46,717     $(19,761)  $(16,680)      $   -       $10,276

Costs and expenses:
Cost of sales         35,000      (14,988)   (12,774)          -         7,238
Selling expenses       2,249       (1,056)      (722)          -           471
General & admin-
istrative expenses     9,589       (1,306)    (1,258)        (79)        6,946
Total costs and
expenses              46,838      (17,350)   (14,754)        (79)       14,655

Income (loss) from
operations              (121)      (2,411)    (1,926)         79        (4,379)

Other (income) expenses:
Interest income         (138)           -          -            -         (138)
Interest expense       2,119         (232)       (43)      (1,803)          41
Cost of pensions-
non operating            744            -          -            -          744
Legal settlements
and costs                365            -          -            -          365
Gain from repurchase
of notes                 (75)           -          -           75            -
                       3,015         (232)       (43)      (1,728)       1,012

Income (loss) from continuing
 operations          $(3,136)     $(2,179)   $(1,883)      $1,807      $(5,391)

Earnings (loss) per common share
from continuing
operations            $(0.21)                                           $(0.37)

Weighted average number of shares
outstanding
(in thousands)        14,761                                            14,761


(a)Bright Star was reflected as a discontinued operation in the historical financial statements. The historical balances have been restated also to reflect Fenwal as a discontinued operation.

(b)The pro forma adjustments reflect the disposition of Bright Star, Fenwal, Greenwald and Masterview as of January 1, 1995, and assume (i) a reduction of interest expense related to the pay down of the Company's Subordinated Notes and bank debt and (ii) elimination of amortization of debt discount and issuance costs related to the Subordinated Notes and the gain on repurchase of such notes.

                         PROPOSAL 3.

           PROPOSAL TO AMEND THE COMPANY'S AMENDED
            AND RESTATED ARTICLES OF INCORPORATION
             TO INCREASE THE AUTHORIZED SHARES OF
                         COMMON STOCK

       The Board of Directors has adopted a resolution declaring advisable and recommending to the Company's shareholders that the number of authorized shares of the Company's Common Stock be increased from 30,000,000 to 40,000,000 shares by amending the first paragraph of Article FOURTH of the Company's Amended and Restated Articles of Incorporation. If approved by shareholders, the first paragraph of Article FOURTH, as amended, would read in its entirety as follows:

             "Article Fourth. The aggregate number of shares which the Corporation shall have authority to issue shall be 41,136,566 of which 136,566 shares shall be Preferred Stock without par, 1,000,000 shares shall be Class A Preferred Stock without par value and 40,000,000 shares shall be Common Stock of the par value $.10 each."

          As of June 30, 1996, 15,999,937 shares of Common Stock were outstanding, 4,539,250 shares were reserved for issuance under stock option plans, 3,675,375 shares were reserved for issuance upon exercise of warrants, and 5,785,438 shares were available for future issuance. If the proposed amendment is adopted, 15,785,438 shares of Common Stock, 136,566 shares of Preferred Stock without par, and 1,000,000 shares of Class A Preferred Stock without par value would be available for future issuance.

            The purpose of increasing the number of authorized shares of Common Stock is to provide additional shares which could be issued for corporate purposes without further shareholder approval unless required by applicable law or stock exchange regulation. Such purposes could include effecting acquisitions of other businesses or meeting requirements for working capital or capital expenditures through issuance of additional shares. While the Company has no present intention to issue any additional shares other than shares of Common Stock in connection with possible future exercises of warrants and the exercise of stock options granted under stock option plans, the increase in authorized shares, if approved by shareholders, will allow the Board of Directors to issue additional shares if appropriate opportunities should arise.

            Holders of the Company's Common Stock have no preemptive rights in respect of future issuances of Common Stock or securities convertible into Common Stock. Accordingly, to the extent that any additional shares of Common Stock or securities convertible to into Common Stock may be issued on other than a pro rata basis to current shareholders, the present ownership position of current shareholders may be diluted. Moreover, the Company's Amended and Restated
     Articles of Incorporation authorizes the Board of Directors to issue Preferred Stock in one or more series and to determine the designation and relative dividend, conversion, liquidation and other rights, preferences and limitations of each such series. Although no offering or other issuance of Preferred Stock is contemplated presently by management of the Company, to the extent that any shares of Preferred Stock may be issued, such Preferred Stock may
     (a) have priority over the Company's Common Stock with respect to dividends and the assets of the Company upon liquidation, (b) have significant voting power, (c) provide for representation of the holders of Preferred Stock on the Board of Directors upon the occurrence of certain events, and (d) require the approval of the holders of the Preferred Stock for the taking of certain corporate actions.

     The additional shares will be issued only upon determination by the Board of Directors that a proposed issuance is in the best interests of the Company. The Company will not necessarily seek further shareholder authorization for the issuance of any additional shares prior to such issuance.

         The proposed amendment is not intended to have an anti-takeover effect. The issuance, however, of any of the shares proposed to be authorized, as well as currently authorized but unissued shares, may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of actions such as certain business combinations or removal of management. In addition, the ability to issue preferred stock could have the effect of discouraging unsolicited acquisition proposals or making it more difficult for a third party to gain control of the Company. The Board of Directors is not aware of any possible takeover attempts at this time.

           The affirmative vote of a majority of the outstanding Common Stock is required of the proposed amendment to the Company's Amended and Restated Articles of Incorporation to be approved and adopted by shareholders.

     The Board of Directors recommends a vote FOR the proposal to approve the amendment to the Company's Amended and Restated Article of
          Incorporation.


                      PROPOSAL 4.
            RATIFICATION OF SELECTION OF AUDITORS

          The Board of Directors of the Company has appointed Arthur Andersen LLP as independent accountants to audit the books and accounts of the Company for the year ending December 31, 1996, and recommends that the appointment of such auditors be ratified by the shareholders.

          Representatives of Arthur Andersen LLP, the Company's principal accountants for the most recently completed and the current fiscal years, are expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to questions.

                  SELECTED FINANCIAL DATA

          The selected financial data of the Company presented below for the five year period ended December 31, 1995, have been derived from the consolidated financial statements of the Company, which have been audited by Arthur Andersen LLP, and have been restated to reflect Fenwal as a discontinued operation. The information set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Company's Consolidated Financial Statements and the Notes thereto included in the Company's 1995 10-K, a copy of which is enclosed with this Proxy Statement, and the Quarterly Report on Form 10-Q for the three months ended March 31, 1996.


                         Three
                         Months
                        ended
                      March 31,
                                                Year Ended December 31,
                       1996      1995*     1994*     1993*   1992*       1991*
                                                                (In thousands,
     except per
     share amounts)

Income Statement Data:
Net sales             $12,003    $46,717    $46,176   $41,754  $37,587 $32,991
Income (loss) from
operations1            (2,184)      (121)    (1,587)   (1,800)  (1,583) (1,827)
Income (loss) from continuing
operations             (1,695)2    (3,136)3  (4,967)4 (20,282)5 (6,468)6(7,035)7
Income (loss) from discontinued
operations                430       2,845     2,678     2,528    2,136   4,092
Gain on sale of discontinued
operations, net         8,764           -         -     8,307        -       -
Net income (loss)      $7,499       $(291)  $(2,289)  $(9,447) $(4,332)$(2,943)

     Per common share:
Income (loss) from continuing
operations              $(.10)      $(.21)    $(.34)   $(1.40)   $(.45)  $(.48)
Income (loss) from discontinued
operations                .56         .19       .19        .75      .15    .28
Net income (loss) per common
share                    $.46       $(.02)    $(.15)     $(.65)   $(.30) $(.20)




                       March 31,                                December 31,
                         1996     1995*    1994*    1993*     1992*      1991*
Balance Sheet Data:8                        (In thousands)
Working capital       $11,074      $(740) $14,286 $26,015   $28,264   $35,890
Total assets           54,388     40,817   43,029  51,126    48,233    52,722
Total debt9            10,968     13,032   17,280  22,082    25,557    26,097
Non-current
liabilities            11,267     11,390   16,509  21,555     6,504     6,654
Shareholders' equity    9,419     (2,594)  (2,616)   (340)    9,082    13,414
__________________________________________
(1)Represents income (loss) before interest income, interest expense and items of a nonoperating or nonrecurring nature.
(2) Includes cost of pension expenses related to discontinued product lines and related plant closings ("cost of pensions - non-operating") of $184,000 and legal settlements and costs of $153,000.
(3)Includes cost of pensions - non-operating of $744,000, legal settlements and costs of $365,000 and a gain from repurchase of notes of $75,000.
(4) Includes cost of pensions - nonoperating of $768,000, legal settlements and costs of $507,000 and a gain from repurchase of notes of $640,000.
(5) Includes cost of pensions - nonoperating of $776,000, legal settlements and costs of $14,791,000 and a gain from repurchase of notes of $370,000.
(6) Includes cost of pensions - nonoperating of $930,000, legal settlements and costs of $790,000 and a gain from repurchase of notes of $352,000.
(7) Includes cost of pensions - nonoperating of $941,000 and legal settlements and costs of $1,050,000.
(8) No dividends on common shares have been declared or paid during the last five years.
(9)Includes current maturities of long-term debt and revolving credit line borrowing.
              *    Restated for discontinued operations.

                        CERTAIN INFORMATION REGARDING
                     MARKETS, MARKET PRICES AND DIVIDENDS

          The New York Stock Exchange (the "NYSE") is the principal market on which the Company's Common Stock is traded (trading symbol: PUL).
     The NYSE has advised the Company that trading in the Company's
     Common Stock will be suspended before the opening of trading on Thursday, August 1, 1996. Following suspension, the NYSE will apply to the Securities and Exchange Commission to delist the issue. The NYSE has indicated that its decision to delist was based on consideration of certain qualitative listing criteria, including the reduction in operations due to recent subsidiary sales and the Proposed Plan of Asset Transfer, as well as the Company's failure to meet certain quantitative listing criteria, including average net income for the last three years and net tangible assets. The
     Company has filed an application with The NASDAQ Stock Market about listing its Common Stock on The NASDAQ Small-Cap Market.
     While the Company believes that its Common Stock may be approved for listing, it is aware that it does not meet certain of the quantitative listing requirements, and therefore there can be no assurance that such approval will be obtained.

          There were approximately 3,330 registered holders of record of Common Stock as of June 24, 1996. The Company did not pay dividends on its Common Stock during the prior five fiscal years and does not anticipate paying dividends in the foreseeable future. The high and low sale prices for the Company's Common Stock on the NYSE as of January 16, 1996, the day preceding the day the Proposed Plan was approved and adopted by the Board of Directors, were $2 3/8 and $2 1/4 per share, respectively. The high and low sale prices for the Common Stock on the NYSE during the first quarter of 1996 were $2 7/8 and $2, respectively, and during the second quarter of 1996 were $2 1/2 and $1 7/8, respectively.

                      SHAREHOLDER PROPOSALS

          Any proposals by shareholders of the Company intended to be included in the Company's Proxy Statement relating to the Company's 1997 Annual Meeting of Shareholders must be in writing and received by the Company at its principal executive office no later than December 31, 1996.

                           GENERAL

          Management of the Company does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

          The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. In order to support the Board of Directors' nominees and the other proposal herein and to help insure the presence of a quorum, the Company has retained the services of Morrow & Co., Inc. as proxy solicitor to assist in the solicitation of proxies for this meeting. The fees payable to Morrow & Co., Inc. in connection with this solicitation are estimated to be $7,500. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their principals and obtaining their proxies.

          Accompanying this proxy statement is a copy of the Company's 1995 Annual Report.

                  INCORPORATION BY REFERENCE

          The Company's 1995 10-K, as amended by Amendment No. 1 thereto on Form 10K/A, a copy of which is being delivered with this Proxy Statement, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996 and its Current Reports on Form 8-K, dated January 16, 1996, March 1, 1996, April 15, 1996 (as amended by Form 8-K/A dated May 14, 1996), April 16, 1996 and July 15, 1996, respectively, each as filed with the Securities and Exchange Commission, are incorporated into this proxy statement by reference.

          All documents subsequently filed by the Company pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the Annual Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document, all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

          The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, upon the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Proxy Statement, other than exhibits to such documents unless such exhibits are specifically incorporated by reference. Such written or oral request should be directed to: Publicker Industries Inc., 1445 East Putnam Avenue, Old Greenwich, Connecticut 06870, Attention:
     Secretary; telephone number (203) 637-4500.

                                             By Order of the
     Board of Directors



                                             ANTONIO L. DELISE,
     Secretary
     July 22, 1996


                                 PUBLICKER INDUSTRIES INC.
                                 AND SUBSIDIARY COMPANIES

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Publicker Industries Inc.:

We have audited the accompanying consolidated balance sheets of Publicker Industries Inc. (a Pennsylvania corporation) and subsidiary companies as of December 31, 1995 and 1994, and the related consolidated statements of income
(loss), shareholders' equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Publicker Industries Inc. and subsidiary companies as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                   Arthur Andersen LLP

Stamford, Connecticut
February 26, 1996